POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, VANECK FUNDS, a Massachusetts business trust (the "Trust"), has filed or will file with the U.S. Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "Investment Company Act"), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his/her name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MATTHEW BABINSKY, LAURA I. MARTINEZ, and JONATHAN R. SIMON, and each of them with power to act without the others, his/her attorney, with full power of substitution and re-substitution, for and in his/her name, place and stead, in any and all capacities, to approve and sign such Registration Statements of the Trust on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization of the Emerging Markets Bond Fund, a series of the Trust, into the VanEck Emerging Markets Bond ETF, a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his/her name as of this 5th day of June 2025.

Jan F. van Eck
Chief Executive Officer, President and Trustee

John J. Crimmins
Vice President, Chief Financial Officer and Principal Accounting Officer

Jane DiRenzo Pigott
Trustee

Jayesh Bhansali
Trustee

Jon Lukomnik
Trustee

R. Alastair Short
Trustee